Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			American Tower Corp.


Date Purchased:			11/3/03


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$50,000


% of Offering Purchased
by the Portfolio:		0.13000%


Broker:				RBC Dominion Securities


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Triad Hospitals inc 144a


Date Purchased:			11/6/03


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		1000


Total Principal Purchased
by the Portfolio *:		$100,00


% of Offering Purchased
by the Portfolio:		0.17000%


Broker:				Merrill Lynch


Member:				Joint Lead Manager


Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Nortek Inc 144A SR Notes


Date Purchased:			11/19/03


Price Per Share:		$67.85


Shares Purchased
by the Portfolio *:		1000


Total Principal Purchased
by the Portfolio *:		$67,350


% of Offering Purchased
by the Portfolio:		0.10000%


Broker:				Deutsche Bank


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Qwest Communications Int 144A


Date Purchased:			1/30/04


Price Per Share:		$98.28


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$49,140


% of Offering Purchased
by the Portfolio:		0.10000%


Broker:				Banc of America


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			AES Corporation SR NTS


Date Purchased:			2/10/04


Price Per Share:		$98.29


Shares Purchased
by the Portfolio *:		750


Total Principal Purchased
by the Portfolio *:		$73,717.5


% of Offering Purchased
by the Portfolio:		0.15000%


Broker:				Salomon Brothers


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Phillips Van Heusen 144A


Date Purchased:			2/12/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		400


Total Principal Purchased
by the Portfolio *:		$40,000


% of Offering Purchased
by the Portfolio:		0.27000%


Broker:				Chase Manhattan Bank


Member:				Co-Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			AMF Bowling Worldwide 144A


Date Purchased:			2/19/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		1300


Total Principal Purchased
by the Portfolio *:		$130,000


% of Offering Purchased
by the Portfolio:		0.87000%


Broker:				Merrill Lynch


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Finlay Fine Jwly Sr NTS


Date Purchased:			5/27/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		550


Total Principal Purchased
by the Portfolio *:		$55,000


% of Offering Purchased
by the Portfolio:		0.28000%


Broker:				JP Morgan Chase Manhattan Bank


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Celetica Inc 144A


Date Purchased:			6/10/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		300


Total Principal Purchased
by the Portfolio *:		$30,000


% of Offering Purchased
by the Portfolio:		0.06000%


Broker:				salomon Brothers

Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Medical Device Manuf 144A


Date Purchased:			6/23/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		350


Total Principal Purchased
by the Portfolio *:		$35,000


% of Offering Purchased
by the Portfolio:		0.20000%


Broker:				Wachovia Securities Inc. F.I Only


Member:				Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Freescale SemiConductor 144A


Date Purchased:			7/16/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		450


Total Principal Purchased
by the Portfolio *:		$45,000


% of Offering Purchased
by the Portfolio:		0.09000%


Broker:				Goldman Sachs and Co


Member:				Co-Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Duane Reade Inc 144A W/Reg RTS


Date Purchased:			7/23/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$50,000


% of Offering Purchased
by the Portfolio:		0.26000%


Broker:				Bank of Americ Secs LLC


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Panamsat Corp 144A


Date Purchased:			5/27/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		225


Total Principal Purchased
by the Portfolio *:		$225,000


% of Offering Purchased
by the Portfolio:		0.02000%


Broker:				Citigroup Salomon Brothers


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Qwest Corp 144A


Date Purchased:			8/12/04


Price Per Share:		$98.67


Shares Purchased
by the Portfolio *:		750


Total Principal Purchased
by the Portfolio *:		$74,002.5


% of Offering Purchased
by the Portfolio:		0.13000%


Broker:				Goldman Sachs and Co


Member:				SR Co-Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			THL Buildco (Nortek Inc) 144A


Date Purchased:			8/12/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		275


Total Principal Purchased
by the Portfolio *:		$27,500


% of Offering Purchased
by the Portfolio:		0.04000%


Broker:				UBS Warburg Dillion-Paine Webber

Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Rainbow Natl Srvcs LLC


Date Purchased:			7/23/04


Price Per Share:		$99.27


Shares Purchased
by the Portfolio *:		250


Total Principal Purchased
by the Portfolio *:		$24,817.5


% of Offering Purchased
by the Portfolio:		0.08000%


Broker:				Bank of Americ Secs LLC


Member:				Joint Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Standard Aero Holdgs 144A


Date Purchased:			8/17/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		250


Total Principal Purchased
by the Portfolio *:		$25,000


% of Offering Purchased
by the Portfolio:		0.13000%


Broker:				JP Morgan Chase Manhattan Bank


Member:				Co-Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			American Tower Corp 144A


Date Purchased:			9/28/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		700


Total Principal Purchased
by the Portfolio *:		$70,000


% of Offering Purchased
by the Portfolio:		0.23000%


Broker:				Goldman Sachs and Co


Member:				Lead Manager



Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			Advanced Micro Devices 144A


Date Purchased:			10/22/04


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		600


Total Principal Purchased
by the Portfolio *:		$60,000


% of Offering Purchased
by the Portfolio:		0.10000%


Broker:				Citigroup Salomon Brothers

Member:				Co-Manager